UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2025

ARES ACQUISITION CORPORATION II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41691	98-1592112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor New York, New York	10167
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one redeemable warrant	AACT.U	New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	AACT	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AACT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On April 22, 2025, Ares Acquisition Corporation II (“AACT” or the “Company”), in connection with the approval of the Extension Amendment Proposal (as defined below), issued 12,500,000 Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”) to Ares Acquisition Holdings II LP (the “Sponsor”) upon conversion (the “Conversion”) by the Sponsor of its 12,500,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”).

The 12,500,000 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the Company’s prospectus for its initial public offering. The issuance of Class A Ordinary Shares upon the Conversion was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2025, the Company held an extraordinary general meeting of its shareholders (the “Shareholder Meeting”) at which the Company’s shareholders approved a proposal to amend the Company’s amended and restated memorandum and articles of association (as amended, the “Memorandum and Articles of Association”) to extend the date by which the Company has to consummate a business combination from April 25, 2025 to January 26, 2026, or such earlier date as the Company’s board of directors may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”). The Extension Amendment Proposal is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 4, 2025 (as supplemented, the “Extension Proxy Statement”). The final voting results of the Extension Amendment Proposal voted upon at the Shareholder Meeting are indicated below.

The foregoing description is qualified in its entirety by reference to the amendment to the Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information disclosed under Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 5.07 to the extent required by this Item 5.07.

At the Shareholder Meeting, holders of 38,092,316 Class A Ordinary Shares and 12,500,000 Class B Ordinary Shares and, together with the Class A Ordinary Shares, the “Ordinary Shares”) were present in person, virtually over the internet or by proxy, representing approximately 80.95% of the voting power of the Ordinary Shares as of March 17, 2025, the record date for the Shareholder Meeting, and constituting a quorum for Shareholder Meeting. A summary of the voting results at the Shareholder Meeting is set forth below:

The Extension Amendment Proposal

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
1.	50,520,332	71,190	794

As there were sufficient votes to approve the Extension Amendment Proposal, the “Adjournment Proposal” described in the Extension Proxy Statement was not presented to shareholders.

Item 8.01.	Other Events.

Sponsor Contribution to the Trust Account

As previously announced, beginning on April 25, 2025, the Sponsor will make monthly deposits directly to the Company’s trust account (the “Trust Account”) of $0.02 for each outstanding Class A Ordinary Share, other than Class A Ordinary Shares held by the Sponsor following the Conversion (each deposit, a “Contribution”).

Redemptions

The information disclosed under Item 5.03 and Item 5.07 of this Current Report is incorporated by reference into this Item 8.01 to the extent required by this Item 8.01.

In connection with the vote to approve the Extension Amendment Proposal, holders of 640,288 Class A Ordinary Shares exercised their right to redeem their shares for cash at a redemption price of approximately $11.16 per share, for an aggregate redemption amount of approximately $7.1 million. As a result, approximately $7.1 million will be removed from the Trust Account to redeem such shares. After the redemption has been effected, there will be 49,359,712 Class A Ordinary Shares held by public shareholders outstanding and 61,859,712 total Class A Ordinary Shares issued and outstanding, including Class A Ordinary Shares issued to the Sponsor in the Conversion. Upon payment of the redemption, approximately $551 million will remain in the Trust Account prior to any Contribution made by the Sponsor.

Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, each as amended. These include AACT’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “potential,” “budget,” “may,” “will,” “could,” “should,” “continue” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the timing of the proposed business combination between AACT and Kodiak Robotics, Inc. (“Kodiak”) (the “proposed Business Combination”), the capitalization of AACT after giving effect to the proposed Business Combination and expectations with respect to the future performance and the success of the combined company following the consummation of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of AACT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AACT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination, the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the equity holders of Kodiak or AACT is not obtained; failure to realize the anticipated benefits of the proposed Business Combination; the amount of redemption requests made by AACT’s public equity holders; and the ability of AACT or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Kodiak, AACT or the combined company resulting from the proposed Business Combination with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that AACT does not presently know or that AACT currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect AACT’s expectations, plans or forecasts of future events and views as of the date they are made. AACT anticipates that subsequent events and developments will cause Kodiak’s and AACT’s assessments to change. However, while AACT may elect to update these forward-looking statements at some point in the future, AACT specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing AACT’s assessments as of any date subsequent to the date they are made. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither AACT, nor any of its affiliates have any obligation to update these forward-looking statements other than as required by law. Certain information set forth in this Current Report includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized.

Additional Information and Where to Find It

In connection with the proposed Business Combination, AACT and Kodiak plan to file a registration statement on Form S-4 relating to the transactions (the “Registration Statement”) with the SEC, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the proposed Business Combination and a preliminary proxy statement with respect to the shareholder meeting of AACT to vote on the proposed Business Combination. AACT and Kodiak also plan to file other documents and relevant materials with the SEC regarding the proposed Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of AACT as of the record date to be established for voting on the proposed Business Combination. SECURITY HOLDERS OF KODIAK AND AACT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Kodiak and AACT once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by AACT may be obtained free of charge from AACT at www.aresacquisitioncorporationii.com. Alternatively, these documents, when available, can be obtained free of charge from AACT upon written request to Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167, Attn: Secretary, or by calling (888) 818-5298. The information contained on, or that may be accessed through the websites referenced in this Current Report is not incorporated by reference into, and is not a part of, this Current Report.

Participants in the Solicitation

AACT, Kodiak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AACT in connection with the proposed Business Combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of AACT’s executive officers and directors in the solicitation by reading AACT’s final prospectus related to its initial public offering filed with the SEC on April 24, 2023, the definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, and other relevant materials filed with the SEC in connection with the proposed Business Combination when they become available. Information concerning the interests of AACT’s participants in the solicitation, which may, in some cases, be different from those of AACT’s shareholders generally, will be set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AACT, Kodiak or the combined company resulting from the proposed Business Combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

3.1	First Amendment to the Amended and Restated Memorandum and Articles of Association.

104	Cover Page Interactive Data File.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2025	Ares Acquisition Corporation II

	By:	/s/ Allyson Satin
	Name:	Allyson Satin
	Title:	Chief Operating Officer